Exhibit 99.3

EXPLANATORY NOTE TO EXHIBIT 99.4

Eve Holding, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) to amend the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2022 (the “Original Form 8-K”) to restate (i) the Audited Combined Financial Statements of the Urban Air Mobility Business of Embraer S.A as of December 31, 2021 and 2020 and for each of three years in the period ended December 31, 2021, (ii) the Unaudited Condensed Consolidated Financial Statements of EVE UAM, LLC as of March 31, 2022, and for the three months ended March 31, 2022 and 2021, (iii) the unaudited pro forma condensed consolidated financial information and (iv) management’s discussion and analysis of financial condition and results of operations filed therewith. Please see Item 4.02 of the Company’s Current Report on Form 8-K/A filed with the SEC on November 14, 2022 for additional information regarding the restatements. Except as set forth in this Amendment No. 1, the Original Form 8-K is unchanged.

In November 2022 Eve Holding, Inc. reviewed its accounting for costs incurred (Transaction Costs) in connection with the Business Combination (as defined in Note 1 Formation and Nature of Business herein), which include, among other things, fees for financial, accounting and legal advisors. These costs were paid by Embraer S.A. and Embraer Aircraft Holding, Inc. and recognized as expenses by these entities. The Company concluded that the transaction costs that were directly related to EVE UAM, LLC’s (“Eve”) business should follow the guidance in SEC Staff Accounting Bulletin Topic 5.T being pushed down to Eve’s financial results in 2022 and 2021.

On November 10, 2022, the Audit Committee of the Board of Directors of Eve Holding, Inc., after considering the recommendations of management regarding the accounting treatment for Transaction Costs described above, concluded that the Audited Combined Financial Statement of the Urban Air Mobility Business of Embraer S.A as of and for the periods ended December 31, 2021, Unaudited Condensed Consolidated Financial Statement of EVE UAM, LLC as of March 31, 2022, and for the three months ended March 31, 2022 and 2021 Condensed Combined, included in the Original Form 8-K should no longer be relied upon and should be restated to recognize the expenses associated with the Transaction Costs .

Accordingly, the Company is restating its financial statements for the three months ended March 31, 2022 in this Amendment No. 1. See Note 2, Restatement of Previously Reported Financial Statements herein for additional information regarding these restatements.

The Company’s management is responsible for maintaining disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in our reports that we file or submit under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our principal executive officers and principal financial officer, to allow timely decisions regarding required financial disclosure. Because of the inherent limitations, disclosure controls and procedures, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the objectives of disclosure controls and procedures are met.

After re-evaluation, Eve Holding, Inc.’s management has concluded that in light of the misstatement described above, material weaknesses existed in Eve Holding, Inc.’s internal control over financial reporting during the quarter ended March 31, 2022, and that the Eve Holding, Inc.’s disclosure controls and procedures were not effective as of March 31, 2022.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The Company did not design and maintain effective controls to analyze, account for and disclose non-routine, unusual or complex transactions, as well as accrued expenses, share-based payments and certain financial presentation matters. Specifically, it did not design and maintain controls to timely analyze and account for complex financial instruments, share-based payments, transaction costs, and identify and account for some accrued expenses and properly present certain items in the financial statements. The deficiencies were caused by a lack of personnel with qualifications and experience within the Company’s control environment to address such matters, which created deficiencies in the Company’s risk assessment and information and communication.